                                                                  EXHIBIT 10.1

                          SUBSCRIPTION AND CAPITAL
                           CONTRIBUTION AGREEMENT


     This Agreement, dated as of July 10, 1996 is between NAB Asset Corporation, a Texas corporation ("NAB"), and Mortgage Portfolio Services, Inc., a Delaware corporation ("MPS").

                                  RECITALS

          a. NAB has acquired 8,000 shares of the common stock of MPS (the "Common Shares") from Consumer Portfolio Services, Inc. ("CPS").

          b. NAB desires to (1) subscribe for and purchase 2,250 shares of the Preferred Stock of MPS and (2) make a contribution to the common stock capital of MPS in the amount of $248,750.

          c. On June 13, 1996 MPS redeemed and repurchased 1,050 shares of the Preferred Stock of MPS from CPS for an aggregate price of $1,055,638.89 (the "Repurchase Price").

          d. MPS' sources of funds for the payment of the Repurchase Price were the following: (1) a loan by NAB to MPS on June 13, 1996 in the amount of $893,638.89 (the "First NAB Loan") and (2) $162,000 in cash in MPS' account in Bank of America, account no. 1458925865.

          e. At MPS' oral direction, NAB funded the First NAB Loan by wire transferring on June 13, 1996 from its account at Charter National Bank in Houston, Texas directly to CPS' account at Bank of America, account no. 1458425131, the sum of $893,638.89, the same constituting both (1) a loan to MPS and (2) MPS' payment of a portion of the Repurchase Price.

          f. On June 13, 1996 NAB made another loan to MPS in the amount of $1,605,111.11 (the "Second NAB Loan"). NAB funded the Second NAB Loan by wire transfer of said amount from its account at Charter National Bank to MPS' account no. 3940000981 at Guaranty Federal Bank in Dallas, Texas.

          g. As of the date hereof, the aggregate principal balance of the First NAB Loan and Second NAB Loan is $2,498,750 (the "Principal Balance").

     NOW THEREFORE, the parties agree as follows:

     1. NAB hereby subscribes for and agrees to purchase (the "Subscription") 2,250 (the "MPS Preferred Shares") shares of Preferred Stock, par value $0.01 per share, of MPS (the "Preferred Shares") for a purchase price of $1,000 per share, or a total price of $2,250,000 (the "Subscription Price").

     2. NAB hereby makes a contribution of $248,750 to the common stock capital of MPS (the "Capital Contribution").

     3. MPS hereby accepts the Subscription and the Capital Contribution and agrees to issue a certificate representing the MPS Preferred Shares to CPS.

     4. NAB and MPS hereby agree that the Subscription Price and the Capital Contribution are paid by applying the entire Principal Balance to such payment on the date hereof, thereby reducing the Principal Balance to $-0-, effective immediately.

     5. MPS continues to be obligated to pay to NAB the accrued and unpaid interest on the First NAB Loan and the Second NAB Loan.

     6. MPS represents and warrants to NAB that the following representations and warranties are true and correct as of the date hereof, except with respect to representations and warranties which are made with reference to another specific date in which case MPS represents and warrants that such representations and warranties are true and correct as of that date.

          a. AUTHORITY AND ENFORCEABILITY. MPS is a corporation duly organized and validly existing under the laws of the State of Delaware, has full requisite corporate power and authority to carry on its business as currently conducted, and to own and operate the properties owned and operated by it and is duly qualified or licensed to do business and is in good standing as a foreign corporation authorized to do business in all jurisdictions in which the charter of the properties owned or the nature of the business conducted by it would make such qualifications or licensing necessary. All corporate action on the part of MPS, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of MPS hereunder and the authorization, issuance and delivery of the MPS Preferred Shares being sold hereunder has been taken. This Agreement, together with all other agreements, documents and instruments executed in connection herewith by MPS constitute valid and legally-binding obligations of MPS, and are enforceable against MPS in accordance with their terms, subject to bankruptcy, receivership, insolvency, reorganization, moratorium or other similar laws affecting or relating to creditors' rights generally and subject to general principals of equity.

          b. NO VIOLATIONS OR CONFLICTS. Neither the execution and delivery of this Agreement by MPS nor the performance by MPS of its obligations hereunder will (a) violate or conflict with any provision of the charter documents, or bylaws, as amended to date, of MPS, (b) violate or conflict with any provision of any Laws (as hereinafter defined) applicable to MPS, or its businesses or assets; (c) result in a breach of, or constitute a default (or with notice or lapse of time or both result in a breach of or constitute a default) under or otherwise give any person the right to terminate or accelerate payment under or performance of any note, bond, loan agreement, contract, lease, license, franchise, permit, or other agreement or instrument to which MPS is a party or to which any of its assets are subject; or (d) result in, or require the creation or imposition of any Encumbrance (as hereinafter defined) of any nature upon or with respect to any of the assets of MPS. For purposes of this Agreement, "Laws" mean any applicable statute, law, code, ordinance, rule, regulation, order, permit, license, certificate, writ, judgment, injunction or decree promulgated by any governmental authority, including all laws relating to protection of the environment. For purposes of this Agreement, "Encumbrance" means any security interest, mortgage, deed of trust, pledge, lien, or other encumbrance of any nature whatsoever.

     c. CAPITALIZATION OF MPS. As of the date hereof, (a) the authorized capital stock of MPS consists of 10,000 shares of common stock, $.01 par value per share, 9,500 of which are issued and outstanding, and 10,000 shares of preferred stock, $.01 per value per share, none of which are issued and outstanding, (1,050 such shares having been repurchased from CPS as described in the Recitals above); (b) the MPS Shares which are being purchased hereunder, when issued, sold, and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable; (c) no shares of MPS stock will have been, and the MPS Preferred Shares will not be, issued in violation of MPS' charter documents or bylaws, or the preemptive rights of any person; and (d) there will not be outstanding subscriptions, options, rights, warrants, calls, preemptive rights, convertible securities, or other agreements or commitments of any kind obligating MPS to sell, convey, issue, exchange, transfer from treasury, or otherwise dispose of, any additional shares of any class of MPS capital stock, or any other equity or debt security of MPS, except that 500 shares of common stock may be issued to key employees of MPS through the grant of options or otherwise.

     d. FINANCIAL STATEMENTS. MPS has delivered to NAB its unaudited financial statements (balance sheet and profit and loss statement) at and for the five month period ended May 31, 1996 (the "Financial Statements"). The Financial Statements are complete and correct in all material respects and have been prepared in accordance with generally accepted accounting principals applied on a consistent basis throughout the periods indicated and with each other. The Financial Statements accurately set out and describe the financial condition and operating results of MPS as of the dates, and for the periods, indicated therein, subject to normal year-end audit adjustments. Except as set forth in the Financial Statements, MPS has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to May 31, 1996 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principals to be reflected in the Financial Statements, which in both cases, individually or in the aggregate, are not material to the financial condition or operating results of MPS. MPS maintains and will continue to maintain a standard system of accounting established in accordance with generally accepted accounting principles.

     e.   CHANGES.  Since May 31, 1996, there has not been:

          i. any change in the assets, liabilities, financial condition or operating results of MPS from that reflected in the Financial Statements, except changes in the ordinary course of business which have not been, in the aggregate, materially adverse;

          ii. any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the assets, properties, financial condition, operating results, prospects or business of MPS (as such business is presently conducted and as it is proposed to be conducted);

          iii. any waiver by MPS of a material right or of a material debt owed to it;

          iv. any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by MPS, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of MPS ( as such business is presently conducted and as it is proposed to be conducted);

          v. any change or amendment to a material contract or arrangement by which MPS or any of its assets or properties is bound or subject;

          vi. any material change in any compensation arrangement or agreement with any employee; or

          vii. to MPS' knowledge, any other event or condition of any character which might materially and adversely affect the assets, properties, financial condition, operating results or business of MPS (as such business is presently conducted and as it is proposed to be conducted).

     f. LIABILITIES. MPS has no liabilities or obligations, whether absolute, accrued, contingent or otherwise, except (a) as reflected or reserved against in the Financial Statements, (b) obligations to perform services or deliver goods in the ordinary course of business that are not delinquent, and (c) obligations of liabilities incurred in the accordance with the terms of this Agreement after the date of the Financial Statements.

     g. DEFAULTS. MPS is not in default under, or in breach or violation of, and no event has occurred which, with notice or lapse of time or action by a third party, could reasonably be expected to result in a default under, breach or violation of, or conflict with; (a) its charter documents, or bylaws, as amended to date; (b) any lease, license, permit, Encumbrance, or other agreement or instrument to which it is a party, or to which any of its assets is subject; or (c) any laws applicable to it or its business or assets.

          h. LITIGATION. There is no lawsuit, action, arbitration, mediation, administration proceeding, investigation by a governmental authority, or other legal proceeding pending or, to the knowledge of MPS, threatened against MPS or affecting its assets or financial condition. MPS is not subject to any court order, writ, injunction, court decree, settlement agreement, or judgment that contains or orders any ongoing obligations (whether prohibitory or mandatory in nature) on the part of MPS.

          i. TITLE TO AND QUIET POSSESSION OF ASSETS. MPS has good and valid title to all of its assets and interests in assets, whether real, personal, mixed, tangible or intangible, that are disclosed herein, are reflected in the Financial Statements, or that have been acquired since May 31, 1996. All such assets are free and clear of all Encumbrances. Without limiting the generality of the foregoing, MPS has the exclusive right, title and interest in and to any trademarks, service marks, trade names, and copyrights currently used, and the continued use of any logo, trade name, license, or other intangible by MPS does not and will not violate or infringe upon the rights of any third party.

          j.  CONDITIONS OF ASSETS.

               i. MPS' premises, fixtures, vehicles, and material equipment are in a condition satisfactory to continue to operate MPS' business in the manner conducted prior to the date hereof. There is no change in the zoning or building ordinances directly affecting the real property or leasehold interests of MPS, pending or, to the knowledge of MPS, threatened.

               ii. All contracts, leases, plans or other arrangements to which MPS is a party, by which it is bound or to which it or its assets are subject are in full force and effect, and constitute valid and binding obligations of MPS. MPS is not, and no other party to any such contract, lease, plan or other arrangement is, in default thereunder, and no event has occurred which (with or without notice, lapse of time, or the happening of any other event) would constitute a default thereunder. No contract has been entered into in terms which could reasonably be expected to have adverse effect on MPS. MPS has received no information which would cause MPS to conclude that any customer of MPS will (or is likely to) cease doing business with MPS as a result of the consummation of the transactions contemplated hereby.


          k. NO ERISA PLANS OR LABOR ISSUES. MPS does not currently sponsor, maintain or contribute to, and has not at any time sponsored, maintained or contributed to any employee benefit plan which is or was subject to any of the provisions of the Employee Retirement Income Security Act of 1974 in which any of its employees are or were participants (whether or not on an active or frozen basis). MPS has not engaged in any unfair labor practices which could reasonably be expected to result in a material adverse effect on MPS' financial condition. MPS does not have any dispute with any of its existing or former employees. There are no labor disputes or to the knowledge of MPS, any disputes threatened by current or former employees of MPS. Since May 31, 1996, MPS has not granted or agreed to grant any bonus to any current employee, any general increase in the rates of salaries or compensation of its employees or any specific increase to any current employee, except in accordance with regularly scheduled periodic bonuses and increases, and has not provided for any new pension, retirement or other employee benefits to any of its current employees or any increases in any existing benefits.

          l. TAXES. Proper and accurate federal, state and local income, sales, use, franchise, gross revenues, turnover, excise, payroll, property, employment, customs duties and any and all other tax returns, reports, and estimates have been filed with appropriate governmental agencies, domestic and foreign, by MPS for each period for which any returns, reports, or estimates were due. All taxes shown by such returns to be payable have been paid. All sales taxes, if any, have been properly collected and accounted for through the date hereof by MPS, and MPS has made all required deposits, if any, of such taxes with all taxing authorities. The tax provision reflected in MPS' financial statements as of May 31, 1996 is adequate to cover liability of MPS at the date thereof for all taxes of any character whatsoever applicable to MPS or its assets or business. No waiver of any statute of limitations executed by MPS with respect to federal or state income tax or other tax is in effect for any period. No deficiencies for any taxes have been proposed, asserted or assessed against MPS, and no requests or waivers of the time assess any such tax are pending. The federal income tax returns of MPS have never been audited by the Internal Revenue Services. No audit of any federal or state or other tax return of MPS is presently in process nor has an appointment for, or notice of, any such audit been requested or given by any taxing authority.

          m. UNTRUE STATEMENTS. This Agreement, the agreements and instruments to be entered into in connection herewith do not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements made herein and therein not misleading in any material respect.

     7. NAB acknowledges that it is thoroughly familiar with the business, prospects and financial condition of MPS by reason of the fact that NAB's Chairman, Charles E. Bradley, and its President, Michael W. Caton, are officers and directors of MPS, were founders of MPS and have been actively involved in the management of MPS since its formation.

     8. This Agreement (i) constitutes the entire agreement of the parties with respect to the subject matter hereof, (ii) shall be governed and construed in accordance with the laws of Delaware and (iii) may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



                                       NAB ASSET CORPORATION


                                       By: /s/ MICHAEL W. CATON
                                          ----------------------------------
                                       Name: Michael W. Caton
                                            --------------------------------
                                       Title: President
                                             -------------------------------



                                       MORTGAGE PORTFOLIO SERVICES, INC.


                                       By: /s/ JAMES A. HINTON
                                          ----------------------------------
                                       Name: James A. Hinton
                                            --------------------------------
                                       Title: President
                                             -------------------------------